UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934 (Amendment No.    )

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

PBF LOGISTICS LP

(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PBF LOGISTICS LP

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

NOTICE OF ACTION BY WRITTEN CONSENT

We Are Not Asking You for a Proxy and

You are Requested Not To Send Us a Proxy

June 21, 2019

To the Holders of Common Units of PBF Logistics LP:

The purpose of this notice of action by written consent and Information Statement is to advise the common unitholders (our “unitholders”) of PBF Logistics LP of the approval, by written consent, of an amendment to the PBF Logistics LP 2014 Long-Term Incentive Plan (the “LTIP”), which increases the number of common units available for awards under the LTIP by 1,500,000 common units (the “LTIP Amendment”).

We are not asking you to approve the LTIP Amendment. The LTIP Amendment was unanimously approved by the board of directors of PBF Logistics GP LLC, our general partner, on April 18, 2019. Although approval by unitholders of the LTIP Amendment is also required by rules of the New York Stock Exchange (the “NYSE”), we are not soliciting your vote because on April 18, 2019, PBF Energy Company LLC (the “Consenting Majority Unitholder”), which held a majority of our outstanding common units as of that date, also approved the LTIP Amendment by written consent in lieu of a special meeting of unitholders, to be effective 20 calendar days after the date this Information Statement is sent or given to our unitholders. This action by written consent is sufficient to adopt the LTIP Amendment without the affirmative vote of any other unitholders. Accordingly, no other votes are necessary to adopt the LTIP Amendment and your approval is neither required nor requested.

Notwithstanding the execution and delivery of the written consent by the Consenting Majority Unitholder as described above, under applicable federal securities laws, the LTIP Amendment may not become effective until at least 20 calendar days after the date this Information Statement is sent or given to our unitholders. Therefore, assuming a mailing date of July 1, 2019, the earliest possible date on which the LTIP Amendment can become effective is July 21, 2019. A copy of the LTIP Amendment is attached to the accompanying Information Statement as Annex A. Under the rules of the Securities and Exchange Commission (the “SEC”), the NYSE and Delaware law, we are required to furnish you with certain information concerning the LTIP, as amended by the LTIP Amendment, and this action by the Consenting Majority Unitholder. This notice and the accompanying Information Statement shall constitute notice to you as required by the rules of the SEC, our Third Amended and Restated Agreement of Limited Partnership and Delaware law.

If you have any questions, please contact our Corporate Secretary at (973) 455-7500.

Sincerely,

/s/ Trecia Canty

Trecia Canty

Senior Vice President, General Counsel and Secretary

PBF Logistics GP LLC

PBF LOGISTICS LP

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and

You are Requested Not To Send Us a Proxy

June 21, 2019

To the Holders of Common Units of PBF Logistics LP:

This Information Statement is being furnished to the common unitholders (our “unitholders”) of PBF Logistics LP (the “Partnership”) of record as of May 14, 2019 to provide information about an amendment to the PBF Logistics LP 2014 Long-Term Incentive Plan (the “LTIP”), which increases the number of common units available for awards under the LTIP by 1,500,000 common units (the “LTIP Amendment”).

We are not asking you to approve the LTIP Amendment. The LTIP Amendment was unanimously approved by the board of directors (the “Board”) of PBF Logistics GP LLC, our general partner (the “General Partner”), on April 18, 2019. Although approval by unitholders of the LTIP Amendment is also required by rules of the New York Stock Exchange (the “NYSE”), we are not soliciting your vote because on April 18, 2019, PBF Energy Company LLC (the “Consenting Majority Unitholder”), which held a majority of our outstanding common units as of that date, also approved the LTIP Amendment by written consent in lieu of a special meeting of unitholders to be effective 20 calendar days after the date this Information Statement is sent or given to our unitholders. This action by written consent is sufficient to adopt the LTIP Amendment without the affirmative vote of any other unitholders. Accordingly, no other votes are necessary to adopt the LTIP Amendment and your approval is neither required nor requested.

Notwithstanding the execution and delivery of the written consent by the Consenting Majority Unitholder as described above, under applicable federal securities laws, the LTIP Amendment may not become effective until at least 20 calendar days after the date this Information Statement is sent or given to our unitholders. Therefore, assuming a mailing date of July 1, 2019, the earliest possible date on which the LTIP Amendment can become effective is July 21, 2019. A copy of the LTIP Amendment is attached to this Information Statement as Annex A. Please read this Information Statement carefully and in its entirety as it contains important information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the LTIP Amendment, passed upon the merits or fairness of the LTIP Amendment or determined if this Information Statement is accurate or complete. Any representation to the contrary is a criminal offense.

Sincerely,

/s/ Trecia Canty

Trecia Canty

Senior Vice President, General Counsel and Secretary

PBF Logistics GP LLC

ACTION BY THE BOARD OF DIRECTORS OF THE GENERAL PARTNER

AND CONSENTING MAJORITY UNITHOLDER

As used in this Information Statement unless the context otherwise requires: “we,” “our,” “us” and the “Partnership” refer to PBF Logistics LP and, where the context requires, our subsidiaries.

On April 18, 2019, the Board of our General Partner unanimously approved resolutions adopting the LTIP Amendment, which increases the number of common units available for awards under the LTIP by 1,500,000 common units, subject to the requisite unitholder approval as required by the rules of the NYSE. Under Delaware law and under our Third Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), any action that may be taken at a meeting of common unitholders may be taken without a meeting, without prior notice and without a vote, if approval in writing setting forth the action so taken is signed by the holders of outstanding limited partnership units having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all common units entitled to vote thereon were present and voted. On April 18, 2019, the action taken by the Board of the General Partner regarding the LTIP Amendment was approved by written consent of the Consenting Majority Unitholder, which held approximately 54.1% of our outstanding common units as of that date, to be effective 20 calendar days after the date this Information Statement is sent or given to our unitholders. Consequently, no meeting of our common unitholders will be held to approve the LTIP Amendment.

DISSENTER’S RIGHT OF APPRAISAL

Under Delaware law, unitholders are not entitled to dissenter’s rights of appraisal with respect to the above action.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of April 18, 2019, there were a total of 55,348,821 common units issued and outstanding. Each common unitholder is entitled to one vote for each common unit held by such holder. As of April 18, 2019, the Consenting Majority Unitholder was the record owner of an aggregate of 29,953,631 common units, representing a majority of the issued and outstanding common units of the Partnership. The Consenting Majority Unitholder, as the holder of a majority of our outstanding common units, has approved the LTIP Amendment as described above.

Preemptive Rights. Pursuant to our Partnership Agreement, no person, other than our General Partner, has any preemptive, preferential or other similar rights with respect to the issuance of our Partnership Interests (as defined in the Partnership Agreement), including our common units. Our General Partner has the right, which it may assign to any of its affiliates, to purchase Partnership Interests from us whenever, and on the same terms that, we issue Partnership Interest to persons other than our General Partner and its affiliates, to the extent necessary for the General Partner and its affiliates to maintain their percentage ownership equal to any or all of the percentage ownership that existed immediately prior to the issuance of such Partnership Interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED UNITHOLDER MATTERS1

The following table sets forth as of April 18, 2019 the beneficial ownership of our units held by:

●	each person who beneficially owns 5% or more of the outstanding units;

●	each director and named executive officer of the General Partner;

●	all directors and officers of the General Partner as a group.

We report the amounts and percentage of units beneficially owned on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The rules of the SEC deem a person a “beneficial owner” of a security if that person has or shares “voting power” that includes the power to vote or to direct the voting of the security, or “investment power” that includes the power to dispose of or to direct the disposition of the security. In computing the number of common units beneficially owned by a person and the percentage ownership of that person, common units subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 18, 2019, if any, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all units that they beneficially own, subject to community property laws where applicable.

The percentage of our units beneficially owned is based on a total of 55,348,821 common units outstanding. The percentage of PBF Energy Inc. (“PBF Energy”) common stock beneficially owned is based on the shares of Class A common stock and Class B common stock outstanding, with each share of Class B common stock representing the number of Series A units of the Consenting Majority Unitholder beneficially owned. As of April 18, 2019, 126,151,881 shares of Class A common stock were beneficially owned, as determined in accordance with the rules and regulations of the SEC.

	PBF Logistics LP		PBF Energy Inc.
Name of Beneficial Owner (1)	Common Units Beneficially Owned	Percentage of Common Units Beneficially Owned	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned

Thomas J. Nimbley	161,250	0.3%	1,678,490	1.4%

Matthew C. Lucey	65,000	0.1%	526,047	0.4%

Michael D. Gayda	50,630	0.1%	6,538	*

Timothy Paul Davis	38,117	0.1%	330,058	0.3%

C. Erik Young	35,172	*	420,305	0.4%

David Roush	15,758	*	—	—

Trecia Canty	26,408	*	201,461	0.2%

Bruce A. Jones	17,500	*	—	—

Karen B. Davis	16,232	*	—	—

All directors and executive officers as a group (11 persons)	514,689	0.9%

Other 5% or more unitholders:

PBF Energy Inc. (2)	29,953,631	54.1%

Carlos Slim Helu et. al (3)	4,255,121	7.7%

Clearbridge Investments, LLC (4)	3,574,811	6.5%

* Less than 1%

(1)	Unless otherwise indicated, the address for all beneficial owners in this table is One Sylvan Way, Second Floor, Parsippany, New Jersey 07054.

(2)

A subsidiary of PBF Energy holds the common units and General Partner interest. The Consenting Majority Unitholder directly holds 29,953,631 common units and all the General Partner interest. PBF Energy is the ultimate parent of the Consenting Majority Unitholder and may, therefore, be deemed to beneficially own the units held. PBF Energy files information with, or furnishes information to, the SEC pursuant to the information requirements of the Exchange Act.

(3)

According to a Schedule 13G/A filed with the SEC on February 14, 2019 by Carlos Slim Helú, Carlos Slim Domit, Marco Antonio Slim Domit, Patrick Slim Domit, María Soumaya Slim Domit, Vanessa Paola Slim Domit and Johanna Monique Slim Domit (collectively, the “Slim Family”). The members of the Slim Family are beneficiaries of a Mexican trust which in turn owns all of the outstanding voting securities of Inversora Carso, S.A. de C.V, formerly known as Inmobiliaria Carso, S.A. de C.V. (“Inversora Carso”). Inversora Carso, a sociedad anónima de capital variable organized under the laws of the United Mexican States (“Mexico”), is a holding company with portfolio investments in various companies. Inversora Carso owns all of the outstanding voting securities of Control Empresarial de Capitales S.A. de C.V. The Slim Family has an address of Paseo de las Palmas 736, Colonia Lomas de Chapultepec, 11000 Ciudad de México, México and Inversora Carso, Paseo de las Palmas 781, Piso 3, Lomas de Chapultepec, Seccion III, Migual Hidalgo, Ciudad de Mexico, Mexico, 11000. The Schedule 13G/A reports that the Slim Family and Inversora Carso have shared voting and dispositive power with respect to the reported units.

(4)

According to a Schedule 13G/A filed with the SEC on February 14, 2019 by Clearbridge Investments, LLC, with an address of 620 8th Avenue, New York, New York 10018. The Schedule 13G/A reports that Clearbridge Investments, LLC has sole voting and dispositive power with respect to the reported units.

EXECUTIVE COMPENSATION

Neither we nor our General Partner directly employs any of the persons responsible for managing our business. All of our General Partner’s executive officers and other management personnel necessary for our business to function are employees of subsidiaries of PBF Energy.

Named Executive Officers

This discussion includes the principles underlying our General Partner’s compensation programs and the key executive compensation decisions that were made for 2018. It also explains the most important factors relevant to such decisions. This discussion provides context and background for the compensation earned and awarded to our named executive officers (“NEOs”), as reflected in the compensation tables that follow the below discussion. Our NEOs for 2018 were as follows:

•	Thomas J. Nimbley, Chief Executive Officer and Chairman of the Board of Directors
•	C. Erik Young, Senior Vice President, Chief Financial Officer and Director
•	Matthew C. Lucey, Executive Vice President and Director
•	Trecia Canty, Senior Vice President and General Counsel
•	Timothy Paul Davis, Assistant Secretary

Overview - Compensation Decisions and Allocation of Compensation Expenses

The Board of our General Partner does not have a compensation committee. The Board of our General Partner does not feel that a compensation committee is necessary at this time, primarily because neither our General Partner nor the Partnership has a significant amount of direct employees or executive officers to compensate. However, the Board believes it is important to promote the interests of the Partnership and the General Partner by providing to employees of the Partnership’s affiliates and others who perform services for us or on our behalf incentive compensation awards for their service. Accordingly, pursuant to our Partnership Agreement, the General Partner is allowed to and has adopted the LTIP. Due to the fact that several of the members of the Board of the General Partner perform services on our behalf in their roles as executive officers of PBF Energy, the LTIP is fully administered by the disinterested members of the Board. The disinterested members of the Board may also delegate to an executive officer of the General Partner the authority to issue awards to employees other than Section 16 officers of the General Partner.

Under the terms of the omnibus agreement between us, the General Partner, the Consenting Majority Unitholder and PBF Holding Company LLC (the “Omnibus Agreement”), we pay an annual administrative fee of $5.4 million per year to PBF Energy for the provision of general and administrative services. The general and administrative services covered by the annual administrative fee include, without limitation, executive management services of PBF Energy employees who devote less than 50% of their time to our business, financial and administrative services, information technology services, legal services, health, safety and environmental services, human resources services and insurance administration. No service covered by the administrative fee is assigned any particular value individually. Additionally, the Omnibus Agreement requires us to reimburse PBF Energy directly for a proportionate amount of the salary and employee benefits costs of PBF Energy employees who devote more than 50% of their time to our business and affairs, which is currently estimated to be approximately $2.1 million annually.

Although our NEOs provide services to both PBF Energy and us, no portion of the administrative fee is specifically allocated to services provided by our NEOs to us. Instead, the administrative fee covers all centralized services provided to us by PBF Energy, and we have not reimbursed PBF Energy for the cost of such services. Except for awards under the LTIP, which were approved by the independent directors of the Board of our General Partner, PBF Energy had the ultimate decision-making authority with respect to the compensation of our NEOs.

Compensation Objectives and Philosophy

Overview

Our 2018 NEO compensation framework was designed to reward our NEOs for their efforts with respect to our acquisitions, provide retention incentives for our NEOs, and motivate our NEOs to increase the value of our units. Our compensation program is intended to:

•	motivate and retain our General Partner’s key executives;
•	align the long-term economic interests of our General Partner’s executives with those of our unitholders; and
•	reward excellence and performance by our General Partner’s executives that increases the value of our units.

These objectives govern the disinterested directors’ decisions with respect to the amount of awards made under the LTIP to our NEOs.

At present, our executive compensation program consists of a single element: long-term incentives in the form of awards under the LTIP. Our General Partner did not engage a compensation consultant in 2018. Because neither we nor our General Partner employ any of our NEOs and because our NEOs are compensated by PBF Energy to manage our business and affairs, we do not provide traditional fixed or discretionary compensation (e.g., salary and bonus) to our NEOs.

LTIP

Awards may be made under the LTIP to officers, directors and employees of subsidiaries of PBF Energy, our General Partner or its affiliates, as well as any consultants or other individuals who perform services for us. In recognition of strong performance of our assets and the successful completion of our recent acquisitions and organic growth projects, the compensation committee of PBF Energy and the Board of our General Partner approved grants under the LTIP to our NEOs. Each of our NEOs received a grant of phantom units that vests over a four year period, subject to certain accelerated vesting rights. These phantom units are accompanied by distribution equivalent rights (“DERs”) that provide for a lump sum amount paid in cash on the vesting date that is equal to the accrued distributions from the grant date of the phantom units through the vesting date. Phantom units motivate our NEOs to attain our long term goals and support our overall business priorities as well as aligning our NEOs interests with those of our unitholders. The initial equity grants provided our NEOs with an immediate stake in our performance and were intended to immediately align the interests of our NEOs and our unitholders by providing a direct incentive for our NEOs to focus on unitholder value. The LTIP is now administered by the disinterested directors on the Board of our General Partner.

Upon a “change in control” (as defined in the LTIP), the disinterested directors may, in their discretion, (i) remove any forfeiture restrictions applicable to an award, (ii) accelerate the time of exercisability or vesting of an award, (iii) require awards to be surrendered in exchange for a cash payment, (iv) cancel unvested awards without payment or (v) make adjustments to awards as the directors deem appropriate to reflect the change of control. Unless determined otherwise by the directors or provided for otherwise in an award agreement, upon involuntary termination of employment or service of a participant within twenty-four (24) months of a change in control, all of the participant’s awards that have not at such time become vested or otherwise remain subject to lapse restrictions shall immediately become vested or no longer subject to lapse restrictions, as applicable. By providing the potential for immediate value to our NEOs in connection with a change in control, this provision aligns our NEOs’ interests with those of our unitholders and incentivizes our NEOs to work to maximize the value of our units in the event such a transaction were to occur. For additional detail regarding the amount of compensation our NEOs may be entitled to in the event of their termination or a change-in-control, see “Potential Payments Upon Termination or Change of Control.”

Compensation Consultants

The Board of our General Partner does not have a compensation committee, and it did not retain a compensation consultant in 2018.

Perquisites

Our General Partner does not provide any fringe benefits or perquisites to our NEOs.

Prohibition Against Speculative Transactions

We maintain a policy that applies to all executive officers and directors of our General Partner prohibiting speculative transactions in our units such as short sales, puts, calls or other similar options to buy or sell our units in an effort to hedge certain economic risks or otherwise.

Guidelines for Trades by Insiders

We maintain policies that govern trading in our units by officers and directors required to report under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as certain other employees who may have regular access to material non-public information about us. These policies include pre-approval requirements for all trades and periodic trading “black-out” periods designed with reference to our quarterly financial reporting schedule. We also require pre-approval of all trading plans adopted pursuant to Rule 10b5-1 promulgated under the Exchange Act. To mitigate the potential for abuse, no trades are allowed under a trading plan within 30 days after adoption. In addition, we discourage termination or amendment of trading plans by prohibiting trades under new or amended plans within 90 days following a plan termination or amendment.

2018 Summary Compensation Table

The Summary Compensation Table summarizes the total compensation paid or earned by each of our NEOs.

Name and Principal Position	Fiscal Year	Salary	Bonus	Unit Awards	Option Award	All Other Compensation	Total
		($) (1)	($) (1)	($) (2)	($) (1)	($) (1)	($)
Thomas J. Nimbley Chief Executive Officer and Chairman of the Board of Directors	2018	—	—	398,000	—	—	398,000

	2017	—	—	420,000	—	—	420,000

	2016	—	—	297,000	—	—	297,000

C. Erik Young Senior Vice President, Chief Financial Officer and Director	2018	—	—	248,750	—	—	248,750

	2017	—	—	262,500	—	—	262,500

	2016	—	—	247,500	—	—	247,500

Matthew C. Lucey Executive Vice President and Director	2018	—	—	298,500	—	—	298,500

	2017	—	—	315,000	—	—	315,000

	2016	—	—	297,000	—	—	297,000

Trecia Canty Senior Vice President and General Counsel	2018	—	—	248,750	—	—	248,750

	2017	—	—	262,500	—	—	262,500

	2016	—	—	247,500	—	—	247,500

Timothy Paul Davis Assistant Secretary	2018	—	—	248,750	—	—	248,750

	2017	—	—	262,500	—	—	262,500

	2016	—	—	247,500	—	—	247,500

(1)	As noted above, no compensation other than grants of phantom units under our LTIP is reported for the NEOs.
(2)

This column represents the aggregate grant date fair value computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“FASB ASC Topic 718”) for financial statement reporting purposes for the phantom units granted under the LTIP. Fair value is calculated using the closing price of our units on the date of grant. The per unit grant date fair value for the 2018, 2017 and 2016 grants was $19.90, $21.00 and $19.80, respectively. Assumptions used in the calculation of this amount are included in Note 9 “Unit-Based Compensation” of the Notes to Consolidated Financial Statements included in “Item 8. Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report on Form 10-K”).

Grants of Plan-Based Awards in 2018

The following table provides information regarding plan-based awards granted to our NEOs during fiscal year 2018.

Name	Grant Date	Awards: Number of Units (1)	Option Awards: Number of Securities Underlying Option	Exercise or Base Price of Options Awards (Per Share)	Grant Date Fair Value of Units and Option Awards (2)

Thomas J. Nimbley	5/1/2018	20,000	—	—	$398,000

C. Erik Young	5/1/2018	12,500	—	—	$248,750

Matthew C. Lucey	5/1/2018	15,000	—	—	$298,500

Trecia Canty	5/1/2018	12,500	—	—	$248,750

Timothy Paul Davis	5/1/2018	12,500	—	—	$248,750

(1)	All awards in this column are phantom units under our LTIP.
(2)

The amounts in this column reflect the aggregate grant date fair value of $19.90 per unit, which is equal to the NYSE closing price of our common units on the grant date. Assumptions used in the calculation of this amount for the 2018 fiscal year are included in Note 9 “Unit-Based Compensation” of the Notes to Consolidated Financial Statements included in “Item 8. Financial Statements and Supplementary Data” of the Annual Report on Form 10-K.

Outstanding Equity Awards at December 31, 2018

The following table provides information regarding the number of outstanding equity awards held by our NEOs at December 31, 2018.

						Unit Awards (1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Units That Have Not Vested	Market Value of Units That Have Not Vested (2)

Thomas J. Nimbley	5/1/2018	—	—	N/A	N/A	20,000	$402,000

	5/1/2017	—	—	N/A	N/A	15,000	$301,500

	4/26/2016	—	—	N/A	N/A	7,500	$150,750

	4/27/2015	—	—	N/A	N/A	3,750	$75,375

C. Erik Young	5/1/2018	—	—	N/A	N/A	12,500	$251,250

	5/1/2017	—	—	N/A	N/A	9,375	$188,438

	4/26/2016	—	—	N/A	N/A	6,250	$125,625

	4/27/2015	—	—	N/A	N/A	3,125	$62,813

Matthew C. Lucey	5/1/2018	—	—	N/A	N/A	15,000	$301,500

	5/1/2017	—	—	N/A	N/A	11,250	$226,125

	4/26/2016	—	—	N/A	N/A	7,500	$150,750

	4/27/2015	—	—	N/A	N/A	3,750	$75,375

Trecia Canty	5/1/2018	—	—	N/A	N/A	12,500	$251,250

	5/1/2017	—	—	N/A	N/A	9,375	$188,438

	4/26/2016	—	—	N/A	N/A	6,250	$125,625

	4/27/2015	—	—	N/A	N/A	1,250	$25,125

Timothy Paul Davis	5/1/2018	—	—	N/A	N/A	12,500	$251,250

	5/1/2017	—	—	N/A	N/A	9,375	$188,438

	4/26/2016	—	—	N/A	N/A	6,250	$125,625

	4/27/2015	—	—	N/A	N/A	3,125	$62,813

(1)	All awards in this column are phantom units granted under our LTIP which vest ratably over a four year period.
(2)	Amounts in this column are based upon a fair market value of $20.10 per unit which was the NYSE closing price of our common units on December 31, 2018.

Option Exercises and Units Vested in 2018

The following table reflects the aggregate value realized by the NEOs for phantom units that vested in 2018. We have not granted any options to purchase our units.

	Unit Awards
Name	Number of Units Acquired on Vesting (1)	Value Realized on Vesting (2)

Thomas J. Nimbley	17,500	$347,188

C. Erik Young	13,125	$260,406

Matthew C. Lucey	16,250	$322,313

Trecia Canty	9,375	$186,250

Timothy Paul Davis	13,125	$260,406

(1)	Reflects the vesting of one-fourth of the service phantom units granted to Messrs. Nimbley, Young, Lucey, Ms. Canty and Mr. Davis in May 2017, April 2016, April 2015 and May 2014.

(2)

The value realized for the service phantom units was calculated using the closing price of our common units on April 26, April 27, May 1 and May 23, 2018, the vesting date, multiplied by the number of units that vested. This amount also includes the value of DERs received as a cash distribution on the vested units during the vesting period.

Potential Payments Upon Termination or Change of Control

The following table discloses the estimated payments and benefits that would be provided to each of our NEOs, assuming that each of the triggering events relating to termination of employment or change of control described in their respective employment agreements and the LTIP took place on December 31, 2018 and their last day of employment with our General Partner or its affiliates was December 31, 2018. Due to a number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ. Factors that could affect these amounts include the timing during the year of any such event and our unit price.

Name	Termination of Employment (1)		Other Termination of Employment	Change of Control (2)

Thomas J. Nimbley	$1,096,450	(3)	—	$1,096,450	(3)

C. Erik Young	$746,750	(4)	—	$746,750	(4)

Matthew C. Lucey	$896,100	(5)	—	$896,100	(5)

Trecia Canty	$695,675	(6)	—	$695,675	(6)

Timothy Paul Davis	$746,750	(4)	—	$746,750	(4)

(1)	Death, disability, without cause and good reason are defined in the applicable award agreements.
(2)

The agreements evidencing the phantom unit grants to our NEOs in 2018 provide that in the event of a Change of Control (as defined below), all of the then outstanding phantom units and associated DERs will vest in full (to the extent that such phantom units have not previously been forfeited) and settled in accordance with its terms. The amounts in this column assume that a Change of Control occurred on December 31, 2018, all of the then outstanding phantom units and associated DERs became nonforfeitable as of December 31, 2018, and such phantom units would vest on the March 14, 2019 distribution date. That portion of the dollar value given that is attributable to our phantom units is based on the market value of our common units on December 31, 2018 ($20.10), without discount for service period.

(3)	Consists of the value of 46,250 phantom units and associated DERs.

(4)	Consists of the value of 31,250 phantom units and associated DERs.
(5)	Consists of the value of 37,500 phantom units and associated DERs.
(6)	Consists of the value of 29,375 phantom units and associated DERs.

Under the LTIP and the applicable award agreements, phantom units that have not vested at the time the participant’s employment with our General Partner or its affiliates terminates will generally be immediately forfeited unless the Board of our General Partner determines otherwise or the participant is eligible to retire pursuant to the LTIP. However, upon a Change of Control, 100% of the phantom units subject to current award agreements shall vest (but only to the extent the award agreement has not otherwise previously been forfeited), and the phantom units shall become nonforfeitable.

Pursuant to the LTIP, the phrase “Change of Control” means, and shall be deemed to have occurred upon the occurrence of, one or more of the following events:

(i) any “person” or “group” within the meaning of those terms as used in Sections 13(d) and 14(d)(2) of the Exchange Act, other than PBF Energy or any of its controlled Affiliates (as defined in our LTIP), is or becomes the beneficial owner, by way of merger, consolidation, recapitalization, reorganization, or otherwise, of 50% or more of the voting power of the equity securities of the General Partner or the Partnership;

(ii) the limited partners of the Partnership approve, in one transaction or a series of transactions, a plan of complete liquidation of the Partnership;

(iii) the sale or other disposition by either the General Partner or the Partnership of all or substantially all of its assets in one or more transactions to any Person (as defined the LTIP) other than PBF Energy or any of its controlled Affiliates;

(iv) (A) the General Partner or an Affiliate of our General Partner ceases to be the General Partner of the Partnership or (B) our General Partner ceases to be PBF Energy or one of its controlled Affiliates;

(v) a “Change in Control” as defined in the PBF Energy Inc. 2012 Equity Incentive Plan, as such plan may be amended, supplemented, restated or succeeded; or

(vi) any other event specified as a “Change of Control” in an applicable award agreement.

We retain the discretion to compensate any officer upon any future termination of employment or change in control.

Director Compensation

Officers or employees of our General Partner who also serve as directors of our General Partner do not receive additional compensation for such service. Directors of our General Partner who are not also officers or employees of our General Partner receive cash compensation on a quarterly basis as a retainer and for attending meetings of the board of directors and committee meetings and grants under our LTIP as follows:

•	A cash retainer of $50,000 per year, paid quarterly.

•	For the audit committee chair, an additional cash retainer of $10,000 per year, paid quarterly.

•	An additional cash payment of $1,500 for each board of directors or committee meeting attended.

•

Annual grants under our LTIP of a number of phantom units with a fair market value equal to approximately $50,000 at the date of grant. These phantom units will generally vest over a four year period and have associated DERs.

In addition, we reimburse each director for out-of-pocket expenses in connection with attending meetings. We will fully indemnify each director for actions associated with being a director to the fullest extent permitted under Delaware law pursuant to a director indemnification agreement and our partnership agreement.

The following table reflects all compensation granted to each non-employee director during 2018.

	Fees Earned or Paid in Cash	Unit Awards	All Other Compensation	Total
Name	($)(1)	($)(2)(3)(4)	($)	($)

Michael D. Gayda	60,500	50,000	—	110,500

Bruce A. Jones	98,000	50,000	—	148,000

David Roush	108,000	50,000	—	158,000

Karen Davis	98,000	50,000	—	148,000

(1)	The annual cash fees for non-employee directors’ board of directors and committee service for the period of January 1, 2018 through December 31, 2018.

(2)

On May 1, 2018, each of the non-employee directors received a grant of 2,513 phantom units, representing their annual phantom unit award grant of $50,000, based on the grant date closing stock price of $19.90.

(3)

The table below reflects the total service phantom units outstanding as of the end of the 2018 fiscal year for each non-employee director. No options or other equity-based awards have been granted to the non-employee directors.

Name	Total Service Phantom Units Outstanding

Michael D. Gayda	6,084

Bruce A. Jones	6,084

David Roush	6,084

Karen Davis	4,325

(4)

The grant date fair value is computed in accordance with FASB ASC Topic 718. The values for the phantom unit awards reflect the aggregate grant date fair values of the awards. The phantom units will vest ratably over a four year period.

Compensation Committee Interlocks and Insider Participation

As previously discussed, our General Partner’s Board is not required to maintain, and does not maintain, a compensation committee. Thomas J. Nimbley, Matthew C. Lucey and C. Erik Young are directors of our General Partner, and are also executive officers of our General Partner and PBF Energy. However, all compensation decisions with respect to Thomas J. Nimbley, Matthew C. Lucey and C. Erik Young are made by PBF Energy and they do not receive any compensation directly from us or our General Partner other than grants under our LTIP. Please see “Item 13. Certain Relationships and Related Transactions, and Director Independence” of our Annual Report on Form 10-K for information about relationships among us, our General Partner and PBF Energy. Please see above for information about our director and executive officer compensation.

ADOPTION OF THE AMENDMENT TO THE LONG TERM INCENTIVE PLAN

On April 18, 2019, the Board of the General Partner unanimously approved the LTIP Amendment, which increases the number of common units available for awards under the LTIP by 1,500,000 common units, subject to the approval of our unitholders. The Consenting Majority Unitholder approved the LTIP Amendment on April 18, 2019. Under applicable securities regulations, the LTIP Amendment may not become effective until at least 20 calendar days after the date this Information Statement was first sent or given to the our unitholders. As such, the effective date of the LTIP Amendment will be June 30, 2019. We intend to file a registration statement pursuant to the Securities Act of 1933, as amended, on Form S-8, to register the additional common units authorized to be granted under the LTIP Amendment.

The LTIP is integral to our compensation strategy and the Board of our General Partner believes that increasing the aggregate number of common units that may be delivered with respect to Awards (as defined below) under the LTIP will provide the flexibility that we need to keep pace with our competitors and to effectively attract and retain the caliber of employees, directors and consultants essential for our growth and profitability.

Description of the LTIP

The description of the LTIP set forth below is a summary of the material features of the LTIP, as amended by the LTIP Amendment. This summary, however, does not purport to be a complete description of all the provisions of the LTIP. The summary is qualified in its entirety by reference to the full text of the LTIP, as amended by the LTIP Amendment, a copy of which is attached hereto as Annex A and incorporated herein by reference.

Purpose

The purpose of the LTIP is to provide a means to attract and retain individuals who will provide services to us by affording such individuals a means to acquire and maintain ownership of awards, the value of which is tied to the performance of our common units. The LTIP provides for grants of (1) restricted units, (2) unit appreciation rights (“UARs”), (3) unit options (“Options”), (4) phantom units, (5) unit awards, (6) substitute awards, (7) other unit-based-awards, (8) cash awards, (9) performance awards and (10) dividend equivalent rights (“DERs”) (collectively referred to as “Awards”). As of June 3, 2019, there are 800,248 common units subject to outstanding phantom unit awards under the LTIP.

Common Units Subject to the LTIP

The maximum aggregate number of common units that may be delivered pursuant to Awards under the LTIP shall not exceed 3,088,655 common units, subject to adjustment due to recapitalization or reorganization, or related to forfeitures or the expiration of Awards, as provided under the LTIP.

If a common unit is withheld from an Award or surrendered by a participant to satisfy tax withholding obligations (including the withholding of common units with respect to restricted units) or to satisfy the payment of any exercise price with respect to an Award, such common units will not be considered to be common units delivered under the LTIP for any purpose. In addition, if any Award is forfeited, cancelled, settled in cash, or is otherwise terminated or expired without the delivery of units, such common units will again be available for Awards under the LTIP. There is no limitation on the number of Awards that may be granted and paid in cash. Common units to be delivered pursuant to awards under the LTIP may be common units acquired by our General Partner in the open market, from any other person, directly from us, or any combination of the foregoing.

Administration

The LTIP is administered by the Board of our General Partner or an alternative committee appointed by the Board of our General Partner to administer the LTIP (the “Committee”). The Committee administers the LTIP pursuant to its terms and all applicable laws. The Committee has the power to (i) determine to whom and when Awards will be granted, the type or types of Awards to be granted to any participant, the number of common units to be covered by Awards, the terms and conditions of any Award (consistent with the terms of the LTIP), and whether, to what extent, and under what circumstances Awards may be vested, settled, exercised, canceled, or forfeited, (ii) waive, in whole or part, any forfeiture or vesting conditions of any Award, (iii) interpret and administer the LTIP and Award agreements, (iv) establish, amend, suspend or waive rules and regulations governing the Committee, (v) delegate duties under the LTIP and (vi) make any other determination or take any other action the Committee deems necessary or desirable for the administration of the LTIP. In the event that the Committee is not comprised of “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act, the full Board or a subcommittee of two or more nonemployee directors will administer all Awards granted to individuals that are subject to Section 16 of the Exchange Act.

The Committee may employ counsel, consultants, accountants, appraisers, brokers or other persons at the expense of the Partnership. Members of the Committee and any officer or employee of the General Partner, the Partnership or any of their affiliates acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the LTIP and shall, to the fullest extent permitted by law, the Partnership Agreement and any indemnification agreement applicable to such person, be indemnified and held harmless by the General Partner.

Eligibility

Any employee, director or other service provider is eligible to be designated a participant and receive an Award under the LTIP. If the units issuable pursuant to an Award are intended to be registered with the SEC on Form S-8, then only employees, directors or other service providers of the Partnership or a parent or subsidiary of the Partnership (within the meaning of General Instruction A.1(a) to Form S-8) will be eligible to receive such an Award. The selection of which eligible individuals will receive Awards is within the sole discretion of the Committee. Eligible individuals to whom an Award is granted under the LTIP are referred to as “Participants.” As of June 3, 2019, approximately 101 employees and 4 non-employee directors, were eligible to receive Awards under the LTIP.

Term of the LTIP

The term of the LTIP will expire on the earliest of (i) the date it is terminated by the Board of our General Partner, (ii) the date all common units available under the LTIP have been delivered pursuant to Awards or (iii) May 14, 2024.

Awards

Options. We may grant Options to eligible persons. Option Awards are options to purchase common units at a specified price. The exercise price of each Option granted under the LTIP will be stated in the Award agreement and may vary; provided, however, that, the exercise price for an Option must not be less than 100% of the fair market value per common unit as of the date of grant of the Option unless that Option is intended to otherwise comply with the requirements of Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”). Options may be exercised in the manner and at such times as the Committee determines for each Option, unless that Option is determined to be subject to Section 409A, where the Option will be subject to any necessary timing restrictions imposed by the Code or federal regulations. The Committee will determine the methods and form of payment for the exercise price of an Option and the methods and forms in which common units will be delivered to a participant.

UARs. A UAR is the right to receive, in cash or in common units (or a combination), as determined by the Committee, an amount equal to the excess of the fair market value of one common unit on the date of exercise over the grant price of the UAR. The Committee will be able to make grants of UARs and will determine the time or times at which a UAR may be exercised in whole or in part. The exercise price of each UAR granted under the LTIP will be stated in the UAR agreement and may vary; provided, however, that, the exercise price must not be less than 100% of the fair market value per common unit as of the date of grant of the UAR unless that UAR Award is intended to otherwise comply with the requirements of Section 409A.

Restricted Units. A restricted unit is a grant of a common unit subject to a risk of forfeiture, performance conditions, restrictions on transferability and any other restrictions imposed by the Committee in its discretion. Restrictions may lapse at such times and under such circumstances as determined by the Committee. Except as otherwise provided by the Committee in the Award agreement or otherwise, restricted units subject to forfeiture restrictions may be forfeited upon termination of a participant’s employment during any restricted period. Unless otherwise determined by the Committee, a common unit distributed in connection with a unit split or unit dividend, and other property distributed as a dividend, will generally be subject to restrictions and a risk of forfeiture to the same extent as the restricted unit with respect to which such common unit or other property has been distributed.

Phantom Units. Phantom units are notional units which may be settled in common units or cash equal to the fair market value of a common unit (or a combination thereof), as determined by the Committee. The Committee may subject phantom units to restrictions (which may include a risk of forfeiture) to be specified in the Award agreement that may lapse at such times determined by the Committee. Except as otherwise provided by the Committee in the phantom unit agreement or otherwise, phantom units subject to forfeiture restrictions may be forfeited upon termination of a participant’s employment during any restricted period. Cash distribution equivalents may be paid during or after the vesting period with respect to a phantom unit, as determined by the Committee.

Unit Awards. The Committee is authorized to grant common units that are not subject to restrictions. The Committee may grant unit awards to any eligible person in such amounts as the Committee, in its sole discretion, may select.

Substitute Awards. The LTIP permits the grant of Awards in substitution for similar awards held by individuals who become employees or directors as a result of a merger, consolidation, or acquisition by or involving us, an affiliate of another entity, or the assets of another entity. Such substitute Awards that are Options or UARs may have exercise prices less than 100% of the fair market value per common unit on the date of the substitution if such substitution complies with Section 409A and its regulations and other applicable laws and exchange rules.

Unit-Based Awards. The LTIP permits the grant of other unit-based awards, which are Awards that may be based, in whole or in part, on the value or performance of a common unit or are denominated or payable in common units, subject to such terms and conditions as determined by the Committee. Upon settlement, the unit-based award may be paid in common units, cash or a combination thereof, as provided in the Award agreement.

Cash Awards. The LTIP permits the grant of Awards denominated in and settled in cash. Cash awards may be based, in whole or in part, on the value or performance of a common unit.

Performance Awards. The Committee may condition the right to exercise or receive an Award under the LTIP, or may increase or decrease the amount payable with respect to an Award, based on the attainment of one or more performance conditions deemed appropriate by the Committee.

DERs. The Committee is able to grant DERs in tandem with Awards under the LTIP (other than an award of restricted units or unit awards), or DERs may be granted alone. DERs entitle the participant to receive an amount equal to the amount of any distributions made by us during the period the DER is outstanding. Payment of a DER issued in connection with another Award may be subject to the same vesting terms as the Award to which it relates or different vesting terms, in the discretion of the Committee.

Miscellaneous

Tax Withholding. At our discretion, and subject to conditions that the Committee may impose, a participant’s minimum statutory tax withholding with respect to an Award may be satisfied by withholding from any payment related to an Award or by the withholding of common units issuable pursuant to the Award based on the fair market value of the common units. The Partnership and its affiliates have broad authority to take actions they deem appropriate to ensure compliance with any withholding requirements.

Anti-Dilution Adjustments. If any “equity restructuring” event occurs that could result in an additional compensation expense under FASB ASC Topic 718, if adjustments to Awards with respect to such event were discretionary, the Committee will equitably adjust the number and type of units covered by each outstanding Award and the terms and conditions of such Award to equitably reflect the restructuring event, and the Committee will adjust the number and type of units with respect to which future Awards may be granted. With respect to a similar event that would not result in a FASB ASC Topic 718 accounting charge if adjustment to Awards were discretionary, the Committee shall have complete discretion to adjust Awards in the manner it deems appropriate. In the event the Committee makes any adjustment in accordance with the foregoing provisions, a corresponding and proportionate adjustment shall be made with respect to the maximum number of units available under the LTIP and the kind of units or other securities available for grant under the LTIP. Furthermore, in the case of (i) a subdivision or consolidation of the common units (by reclassification, split or reverse split or otherwise), (ii) a recapitalization, reclassification, or other change in our capital structure or (iii) any other reorganization, merger, combination, exchange, or other relevant change in capitalization of our equity, then a corresponding and proportionate adjustment shall be made in accordance with the terms of the LTIP, as appropriate, with respect to the maximum number of units available under the LTIP, the number of units that may be acquired with respect to an Award, and, if applicable, the exercise price of an Award, in order to prevent dilution or enlargement of Awards as a result of such events.

Change in Control. Upon a “change in control” (as defined in the LTIP), the Committee may, in its discretion, either (alone or in combination) (i) cancel Awards for fair consideration (as determined in the sole discretion of the Committee which, in the case of Options and UARs shall equal the excess, if any of the change in control price (as defined in the LTIP) over the aggregate exercise price, (ii) provide for the assumption of such Awards or the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously grander or (iii) provide for a period of at least 15 days prior to the change in control that such Awards will be exercisable and that upon the occurrence of the change in control such Awards will terminate and be of no further force and effect . Unless determined otherwise by the Committee or provided for otherwise in an Award agreement, upon involuntary termination (including a good reason resignation) of employment or service of a participant within twenty-four (24) months of a change in control, all of the participant’s Awards that have not at such time become vested, delivered or exercisable or otherwise remain subject to lapse restrictions shall immediately become vested, delivered and exercisable or no longer subject to lapse restrictions, as applicable.

Termination of Employment or Service. The consequences of the termination of a grantee’s employment, consulting arrangement, or membership on the board of directors will be determined by the Committee in the terms of the relevant award agreement.

Clawback. In the discretion of the Committee, Awards under the plan may be subject to clawback or other recovery to the extent necessary to comply with applicable law.

U.S. Federal Income Tax Consequences of the LTIP

The following discussion is for general information purposes only and is intended to summarize briefly the U.S. federal income tax consequences to Participants arising from participation in the LTIP. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of Participants in the LTIP may vary depending on the particular circumstances and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state or local tax consequences. In addition, unit options or unit appreciation rights that provide for a “deferral of compensation” within the meaning of Section 409A, phantom units, and certain other Awards that may be granted pursuant to the LTIP could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A and the guidance promulgated thereunder.

Phantom Units, Restricted Units and Other Awards

A Participant will not have taxable income at the time of the grant of a phantom unit award, but rather, will generally recognize ordinary compensation income at the time such Participant receives common units or a cash payment in settlement of the phantom unit award in an amount equal to the fair market value of the common units received or the amount of the cash payment, as applicable. In addition, the Participant will be subject to ordinary income tax upon the payment of a DER.

In general, a Participant will recognize ordinary compensation income as a result of the receipt of common units pursuant to a restricted unit award or a unit award in an amount equal to the fair market value of the common units when the common units are received over the amount, if any, paid for such units; provided, that if the common units are not transferable or are subject to a substantial risk of forfeiture when received, the Participant will recognize ordinary compensation income in an amount equal to such excess based on the fair market value of the common units (i) when the common units first become transferable or are no longer subject to a substantial risk of forfeiture, in cases where a Participant does not make a valid election under Section 83(b) of the Code (“Section 83(b)”) or (ii) when the common units are received, in cases where a Participant makes a valid election under Section 83(b). If a Section 83(b) election is made and the common units are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited units.

A Participant who is an employee will generally be subject to withholding for federal, state and local, income taxes at the time such Participant recognizes income under the rules described above with respect to common units or cash received. Directors and consultants must make their own arrangements for satisfying any tax obligations they may incur in connection with the receipt of an Award under the LTIP. Distributions that are received by a Participant prior to the time that the common units underlying an Award are subject to tax as described above are taxed as additional compensation, not as distributions on common units. The tax basis in the common units received by a Participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph plus the amount, if any, paid for the common units, and the Participant’s capital gains holding period in those common units will commence on the later of the date the common units are received or the restrictions lapse; however, if a valid Section 83(b) election is made with respect to restricted units, then the holding period of such units will begin on the date of receipt of the units.

Options; Unit Appreciation Rights

Generally, Participants will not realize taxable income upon the grant of an option or UAR. Upon the exercise of an option or UAR, a Participant will recognize ordinary compensation income (subject to applicable withholding) in an amount equal to the excess of (i) the amount of cash or the fair market value of the common units received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any common units received pursuant to the exercise of a UAR, or pursuant to the cash exercise of an option, that equals the fair market value of the common units on the date of exercise. Subject to the discussion under “—Tax Code Limitations on Deductibility” below, we or one of our affiliates will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

When a Participant sells the common units acquired as a result of the exercise of an option or UAR, any appreciation (or depreciation) in the value of the common units after the exercise date is treated as long-or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The common units must be held for more than 12 months in order to qualify for long-term capital gain treatment.

Subject to the discussion immediately below, we or one of our affiliates will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Code Limitations on Deductibility

In order for the amounts described above to be deductible by us or one of our affiliates, the amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

New Plan Benefits Under the LTIP

The Awards, if any, that will be made to eligible persons under the LTIP are subject to the discretion of the Committee; therefore, we cannot currently determine the benefits or the number of common units subject to Awards that may be granted in the future to our executive officers, employees and consultants or to members of the Board of our General Partner under the LTIP, as amended by the LTIP Amendment. Furthermore, because all Awards under the LTIP are discretionary, it is not possible to determine which Awards would have been granted during the prior fiscal year had the LTIP Amendment been in effect at that time. Therefore, the New Plan Benefits Table is not provided.

On June 19, 2019, the last reported sale price of common units on the NYSE was $20.17 per share.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information with respect to our equity compensation plans as of December 31, 2018.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted average exercise price of outstanding options, warrants and rights (2)	(c) Number of securities remaining available for future issuance under equity compensation plans, excluding securities reflected in column (a)

Equity compensation plans approved by security holders	716,458	—	312,757

Equity compensation plans not approved by security holders	—	—	—

Total	716,458	—	312,757

(1)

The amounts in column (a) of this table reflect only phantom units that have been granted under the LTIP. No Awards (as defined under the LTIP) have been made other than the phantom units, each of which represent rights to receive (upon vesting and payout) one common unit in the Partnership or an amount of cash equal to the fair market value of such unit. These phantom units vest pro-rata, annually over four years from the date of grant.

(2)	Column (b) is not applicable because phantom units do not have an exercise price.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS IN THE LTIP AMENDMENT

The officers and employees of our General Partner, its affiliates and our subsidiaries and the members of the Board will be eligible to receive awards under the LTIP Amendment if it is approved. Accordingly, the members of our General Partner’s Board and the executive officers of our General Partner have a substantial interest in the approval of the LTIP Amendment.

VOTING PROCEDURES

Pursuant to Delaware corporate law, the affirmative vote or consent of the holders of a majority of our outstanding common units is sufficient to adopt the LTIP Amendment, which vote was obtained through the written consent of the Consenting Majority Unitholder as the record owner of a majority of the issued and outstanding common units. Accordingly, no other votes are necessary to adopt the LTIP Amendment and your approval is neither required nor requested.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

We are required to file annual, quarterly and current reports and other information with the SEC. Our filings with the SEC are available to the public at the SEC’s website at www.sec.gov. We also make available free of charge on our website at www.pbflogistics.com all of the documents that we file with the SEC as soon as reasonably practicable after we electronically file such material with the SEC.

HOUSEHOLDING

The SEC’s rules allow companies to send a single notice or single copy of annual reports, proxy statements, prospectuses, and other disclosure documents to two or more stockholders sharing the same address, subject to certain conditions. These “householding” rules are intended to provide greater convenience for unitholders, and cost savings for companies, by reducing the number of duplicate documents that unitholders receive. If your common units are held by an intermediary broker, dealer, or bank in “street name,” your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary. If you wish to revoke consent to householding obtained by a broker, dealer, or bank which holds common units for your account, you may contact your broker. If you participate in householding and wish to receive a separate copy of this Information Statement and any accompanying documents, please contact American Stock Transfer & Trust Company, LLC and a separate copy will be sent to you promptly.

TRANSFER AGENT

American Stock Transfer & Trust Company, LLC serves as our transfer agent, registrar, and dividend paying agent with respect to our common units. Correspondence relating to any common unit accounts, dividends, or transfers of unit certificates should be addressed to:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Tel: 800-937-5449

ANNEX A

FIRST AMENDMENT TO PBF LOGISTICS LP

2014 LONG-TERM INCENTIVE PLAN

WHEREAS, the Board of Directors (the “Board”) of PBF Logistics GP LLC (the “General Partner”), a Delaware limited liability company and the general partner of PBF Logistics LP, a Delaware limited partnership (the “Partnership”), previously approved and adopted the PBF Logistics LP 2014 Long-Term Incentive Plan (the “Plan”) pursuant to which, among other things, the Participants are eligible to receive incentive compensation awards based on common units representing limited partner interests in the Partnership (“Units”);

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings given them in the Plan;

WHEREAS, the Board has determined that there are no longer sufficient Units available for issuance under the Plan to meet the needs for future grants during the coming years;

WHEREAS, the Board desires to amend the Plan to increase the number of Units available for issuance thereunder by 1,500,000 Units to 3,088,655 Units (subject to adjustment under the Plan) so that the Partnership may continue to grant equity incentive compensation awards to Participants under the Plan;

WHEREAS, pursuant to Section 7(a) of the Plan, the Board may amend the Plan, including to increase the number of Units available for Awards under the Plan; and

WHEREAS, the Board approved the increase in the number of Units and this First Amendment to the Plan (the “First Amendment”) as of April 18, 2019; and

WHEREAS, PBF Energy Company LLC, the holder of 54.1% of the outstanding common units, approved this First Amendment as of April 18, 2019.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows:

1.    Section 4(a) of the Plan is hereby amended to read in its entirety as follows:

“(a) Limits on Units Deliverable. Subject to adjustment as provided in Section 4(d) and Section 7, the number of Units that may be delivered with respect to Awards under the Plan is 3,088,655. Units withheld from an Award or surrendered by a Participant to satisfy tax withholding obligations of any of the Partnership Entities (including the withholding of Units with respect to Restricted Units) or to satisfy the payment of any exercise price with respect to the Award shall not be considered to be Units delivered under the Plan for this purpose. If any Award is forfeited, cancelled, exercised, settled in cash, or otherwise terminates or expires without the actual delivery of Units pursuant to such Award (for the avoidance of doubt, the grant of Restricted Units is not a delivery of Units for this purpose, unless and until such Restricted Units vest and any restrictions placed on them under the Plan or applicable Award Agreement lapse), the Units subject to such Award shall again be available for Awards under the Plan (including Units not delivered in connection with the exercise of an Option or Unit Appreciation Right). There shall not be any limitation on the number of Awards that may be granted and paid in cash.”

2.    This First Amendment shall be effective as of the effective date that this First Amendment is approved by unitholders of the Partnership holding the requisite Percentage Interest (as defined in the Third Amended and Restated Agreement of Limited Partnership of PBF Logistics dated as of February 13, 2019 (the “Partnership Agreement”)) of Partnership Interests (as defined in the Partnership Agreement) of the Partnership necessary to take such action.

3.    Except as expressly provided herein, the Plan remains in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this First Amendment to the PBF Logistics LP 2014 Long-Term Incentive Plan to be executed by a duly authorized officer of the Partnership as of this 18th day of April, 2019.

PBF LOGISTICS LP

By:	PBF Logistics GP LLC Its General Partner

	By:	/s/ Trecia Canty
	Name:	Trecia Canty
	Title:	Secretary